UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

GOLDMAN SACHS TRUST

GOLDMAN SACHS VARIABLE INSURANCE TRUST

(Name of Registrant as Specified In Its Charter)

(none)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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GOLDMAN SACHS TRUST

GOLDMAN SACHS VARIABLE INSURANCE TRUST

71 South Wacker Drive

Chicago, Illinois 60606

October [    ], 2020

Dear Shareholder or Variable Contract Owner:

You are cordially invited to attend a Joint Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) and the Goldman Sachs Variable Insurance Trust (“GSVIT”) (collectively, the “Trusts”) to be held on January [8], 2021, at [10:00 a.m.] (Eastern time). The Meeting will be conducted as a virtual meeting hosted by means of a live webcast. The Boards of Trustees of the Trusts have implemented a virtual meeting format primarily to reflect our and global concerns regarding the spread of COVID-19. Shareholders will be able to listen, vote, and submit questions from their home or any location with internet connectivity.

You or your proxyholder will be able to attend the Meeting online, vote and submit questions by visiting https://www.viewproxy.com/goldmansachs/broadridgevsm/ and using a control number assigned by Broadridge Financial Solutions, Inc. To register and receive access to the virtual meeting, you will need to follow the instructions provided in the Notice of Joint Special Meeting and Joint Proxy Statement that follow.

At this important meeting, you will be asked to consider and act upon the following proposal(s). Each proposal is to be voted upon only by the respective Shareholders of each of the Goldman Sachs Concentrated Growth Fund (the “Concentrated Growth Fund”), Goldman Sachs Emerging Markets Equity Insights Fund (the “Emerging Markets Equity Insights Fund”), Goldman Sachs Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”), Goldman Sachs ESG Emerging Markets Equity Fund (the “ESG Emerging Markets Equity Fund”), Goldman Sachs Imprint Emerging Markets Opportunities Fund (the “Imprint Emerging Markets Opportunities Fund”), Goldman Sachs Technology Opportunities Fund (the “Technology Opportunities Fund”) and Goldman Sachs Strategic Growth Fund (the “Strategic Growth Fund”), each a series of GST, and the Goldman Sachs Strategic Growth Fund (the “VIT Strategic Growth Fund”), a series of GSVIT (each, a “Fund”, and, collectively, the “Funds”). You are only being asked to vote on the Fund(s) of which you hold shares.

Proposal 1.

To approve a change to each respective Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate any related fundamental investment restriction for each respective Fund.

Proposal 2.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

A formal Notice of Joint Special Meeting and Joint Proxy Statement setting forth in detail the matters to come before the Meeting are attached to this letter, and a proxy card and voting instruction form is enclosed for your use. You should read the Joint Proxy Statement carefully.

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS VERY IMPORTANT. The Boards of Trustees of the Trusts unanimously recommend that you vote “FOR” Proposal 1 with respect to your Fund(s). However, before you vote, please read the Joint Proxy Statement for a complete description of the Proposal. If you do not plan to be present at the Meeting, you can vote by signing, dating and returning the enclosed proxy card or voting instruction form promptly or by using the Internet or telephone voting options as described on your proxy card or voting instruction form. If you have any questions regarding the proxy materials, please contact Broadridge at 833-934-2733. Your prompt response will help reduce proxy costs and will also mean that you can avoid receiving follow-up phone calls or mailings.

Sincerely,

James A. McNamara

President

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE ENCLOSED ENVELOPE OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS TO CAST YOUR VOTE AS SOON AS POSSIBLE TO ENSURE A QUORUM FOR THE MEETING. YOUR VOTE IS IMPORTANT. THANK YOU IN ADVANCE FOR YOUR VOTE AND CONTINUED SUPPORT.

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Important Information to Help You Understand and Vote on the Proposal – Questions and Answers

The following questions and answers provide an overview of the matters on which you are being asked to vote. The accompanying Joint Proxy Statement contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q:	What is the purpose of this proxy solicitation?

A:

The purpose of this proxy solicitation is to ask the respective Shareholders of each of the Concentrated Growth Fund, Emerging Markets Equity Insights Fund, Emerging Markets Equity Fund, ESG Emerging Markets Equity Fund, Imprint Emerging Markets Opportunities Fund, Technology Opportunities Fund, Strategic Growth Fund and VIT Strategic Growth Fund to approve a change to each Fund’s sub-classification under the Investment Company Act of 1940 (“1940 Act”) from “diversified” to “non-diversified” and to eliminate any related fundamental investment restriction for each Fund. You are only being asked to vote on the Fund(s) of which you hold shares.

QUESTIONS SPECIFIC TO PROPOSAL 1—TO APPROVE A CHANGE TO THE FUNDS’ SUB-CLASSIFICATION UNDER THE 1940 ACT FROM “DIVERSIFIED” TO “NON-DIVERSIFIED.”

Q:	Why am I being asked to approve a change to the sub-classification of my Fund(s) from diversified to non-diversified?

A:

Each Fund is currently sub-classified as a “diversified” fund for purposes of Section 5(b)(1) of the 1940 Act. As a diversified fund, each Fund is generally limited as to the amount it may invest in any single issuer.

The Boards of Trustees of the Trusts have approved a change to each Fund’s sub-classification under the 1940 Act to a “non-diversified” company and to eliminate any related fundamental investment restriction. This change is subject to the respective Shareholder approval of each Fund, with Shareholders of each respective Fund voting separately on a Fund-by-Fund basis. Changing each Fund’s status to non-diversified would provide Goldman Sachs Asset Management, L.P., the Funds’ investment adviser, with enhanced flexibility to invest a greater portion of each Fund’s assets in one or more issuers. Given the weightings of the largest holdings in the Funds’ respective benchmarks and the appreciation of the Funds’ largest holdings, the portfolio managers of each Fund believe that it is important to have this additional flexibility, and that they will be better able to execute each Fund’s investment strategy and other policies with this additional flexibility. If Proposal 1 is approved for any Fund, that Fund, as a non-diversified fund, may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

GENERAL QUESTIONS

Q:	What are the Boards’ recommendations?

A:	The Boards unanimously recommend that the respective Shareholders of each Fund vote “FOR” Proposal 1.

Q:	What happens if the Shareholders of any Fund do not approve Proposal 1?

A:

If a Fund’s Shareholders do not approve Proposal 1, the Boards will take such actions as they deem necessary or appropriate in the best interests of the respective Fund’s/Funds’ Shareholders based on the facts and circumstances.

Shareholders of each respective Fund will be voting separately on a Fund-by-Fund basis. If one Fund’s Shareholders do not approve Proposal 1, that will not impact any other Fund whose Shareholders approve Proposal 1 for that Fund. You are only being asked to vote on the Fund(s) of which you hold shares.

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Q.	Will my vote make a difference?

A.

Yes! Your vote is needed to ensure that the Proposal can be acted upon. We encourage all Shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card or voting instruction form, on the Internet or over the phone, each as discussed immediately below, will help save the costs of any further solicitations. Your vote is important!

Q:	How can I vote?

A:	Shareholders and variable contract holders can vote in any one of four ways:

•	By mailing the enclosed proxy card or voting instruction form after signing and dating;

•	Over the Internet by going to the website indicated on your proxy card or voting instruction form;

•	By telephone, with a toll free call to the number on your proxy card or voting instruction form; or

•	By attending the virtual Meeting and voting during the webcast.

We encourage you to vote over the Internet by going to the website provided on your enclosed proxy card or voting instruction form, or by telephone by calling the toll-free number on your enclosed proxy card or voting instruction form, in each case using the voting control number that appears on your proxy card or voting instruction form. These voting methods will save money. However, whichever method you choose, please take the time to read the Joint Proxy Statement before you vote.

Q:	I plan to vote by mail. How should I sign my proxy card or voting instruction form?

A:	Please see the instructions at the end of the Notice of Joint Special Meeting, which is enclosed.

Q:	I plan to vote over the Internet. How does Internet voting work?

A:	To vote over the Internet, please log on to the website indicated on your proxy card or voting instruction form and follow the instructions provided on the voting website.

Q:	I plan to vote by telephone. How does telephone voting work?

A:	To vote by telephone, please call toll free the number on your proxy card or voting instruction form from within the United States and follow the instructions provided during your call.

Q:	Whom should I call with questions?

A:	If you have any additional questions about the Joint Proxy Statement or the upcoming Meeting, please contact Broadridge at 833-934-2733.

Q:	What is the relationship between the proxy solicitor, Broadridge Financial Solutions, Inc., and the Trusts?

A:

The Trusts have retained an outside firm that specializes in proxy solicitation to assist it with the proxy solicitation process, including the mailing of this Joint Proxy Statement, the collection of the proxies, and with any necessary follow up. A proxy solicitor may contact Shareholders on behalf of the Trusts, but is not permitted to use personal information about Shareholders for other purposes.

THE ATTACHED JOINT PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL. PLEASE READ IT CAREFULLY. YOUR VOTE IS IMPORTANT.

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PRELIMINARY COPY

SUBJECT TO COMPLETION, DATED SEPTEMBER 18, 2020

GOLDMAN SACHS TRUST

GOLDMAN SACHS VARIABLE INSURANCE TRUST

71 South Wacker Drive

Chicago, Illinois 60606

NOTICE OF JOINT SPECIAL MEETING

To Be Held On January [8], 2021

October [    ], 2020

Dear Shareholder or Variable Contract Owner,

A Joint Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) and the Goldman Sachs Variable Insurance Trust (“GSVIT”) (collectively, the “Trusts”) will be held virtually on January [8], 2021, at [10:00 a.m.] (Eastern time), by means of a live webcast, for the purposes set forth below. Each proposal is to be voted upon only by the respective Shareholders of each fund voting separately on a fund-by-fund basis for the Goldman Sachs Concentrated Growth Fund (the “Concentrated Growth Fund”), Goldman Sachs Emerging Markets Equity Insights Fund (the “Emerging Markets Equity Insights Fund”), Goldman Sachs Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”), Goldman Sachs ESG Emerging Markets Equity Fund (the “ESG Emerging Markets Equity Fund”), Goldman Sachs Imprint Emerging Markets Opportunities Fund (the “Imprint Emerging Markets Opportunities Fund”), Goldman Sachs Technology Opportunities Fund (the “Technology Opportunities Fund”), Goldman Sachs Strategic Growth Fund (the “Strategic Growth Fund”), each a series of GST and owners, annuitants or beneficiaries of variable life insurance and variable annuity contracts (“variable contracts”) issued by life insurance companies (the “Life Companies”) having separate accounts (the “Accounts”) that invest in shares of the Goldman Sachs Strategic Growth Fund (the “VIT Strategic Growth Fund”), a series of GSVIT who are entitled to give voting instructions in connection with their variable contracts (each, a “Fund”, and, collectively, the “Funds”).

Proposal 1.

To approve a change to each respective Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate any related fundamental investment restriction for each Fund.

Proposal 2.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

You will be able to attend the Meeting online, submit your questions during the Meeting and vote your shares electronically. To participate in the Meeting, Shareholders must register in advance by visiting https://www.viewproxy.com/goldmansachs/broadridgevsm/ and submitting the required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Fund’s proxy tabulator.

Shareholders whose shares are registered directly with a Fund in the Shareholder’s name will be asked to submit their name and control number found on the Shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the Shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 5:00 p.m., Eastern Time, on January [7], 2021, but in any event must be received by the scheduled time for commencement of the Meeting. Once Shareholders have obtained a new control number, they must visit https://www.viewproxy.com/goldmansachs/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting.

After Shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once a Shareholder’s registration request has been accepted, the Shareholder will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at https://www.viewproxy.com/goldmansachs/broadridgevsm/. Only Shareholders of a Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a Shareholder, at the Meeting.

The Meeting webcast will begin promptly at [10:00 a.m.] (Eastern time). We encourage you to access the Meeting prior to the start time. For additional information on how you can attend and participate in the virtual Meeting, please see the instructions beginning on page [6] of the joint proxy statement that follows. Because the Meeting will be a completely virtual meeting, there will be no physical location for Shareholders to attend.

The matters referred to above are discussed in the Joint Proxy Statement attached to this Notice. Goldman Sachs & Co. LLC, GSAM, the Life Companies and the Accounts are the only Shareholders of the VIT Strategic Growth Fund. Each Life Company hereby solicits and agrees to vote the shares of the VIT Strategic Growth Fund at the Meeting, and, as applicable, in accordance with timely instructions received from owners of variable contracts issued by it and having contract values allocated to one of its Accounts invested in such shares. Shareholders and variable contract owners of record at the close of business on October [12], 2020, the record date for the Meeting, are entitled to receive notice of and to vote, or instruct the Life Company that issued the contract as to the manner in which shares of the VIT Strategic Growth Fund attributable to the contract should be voted, at the Meeting and at any postponements or adjournments thereof. If you will not be present at the Meeting, we urge you to sign, date and promptly return the enclosed proxy card or voting instruction form in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by Internet or by telephone. In order to avoid the additional expense to the Funds of further solicitation, we ask your cooperation in returning your proxy promptly.

By Order of the Boards of Trustees

of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust

Caroline Kraus

Secretary

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

To secure the largest possible representation at the Meeting, please mark your proxy card or voting instruction form, sign it, date it, and return it in the postage paid envelope provided (unless you are voting by Internet or by telephone). If you sign, date and return a proxy card or voting instruction form but give no voting instructions, your shares will be voted “FOR” the Proposal indicated on the card. If you prefer, you may instead vote via the Internet or by telephone. To vote in this manner, you should refer to the directions below.

To vote via the Internet, please access the website found on your proxy card or voting instruction form and follow the on-screen instructions on the website.

To vote by telephone, please call the toll-free number found on your proxy card or voting instruction form from within the United States, and follow the recorded instructions (Shareholders outside the United States should vote via the Internet or by submitting a proxy card or voting instruction form instead).

You may revoke your proxy or voting instruction form at any time at or before the Meeting, by submitting to the Secretary of the Trusts at the Trusts’ principal executive offices a written notice of revocation or subsequently executed proxy or voting instruction form or by attending the Meeting and electing to vote in person.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general guidelines for signing proxy cards may be of assistance to you and will help avoid the time and expense to the Trusts involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card or voting instruction form.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card or voting instruction form.

3.	All Other Accounts: The capacity of the individual signing the proxy card or voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/98	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

TABLE OF CONTENTS

JOINT SPECIAL MEETING OF GOLDMAN SACHS TRUST AND GOLDMAN SACHS VARIABLE INSURANCE TRUST	6
PROPOSAL 1: TO APPROVE A CHANGE TO EACH RESPECTIVE FUND’S SUB-CLASSIFICATION UNDER THE INVESTMENT COMPANY ACT OF 1940 FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” AND TO ELIMINATE ANY RELATED FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH FUND	9
PROPOSAL 2: TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF	12
VOTE REQUIRED FOR THE APPROVAL OF MATTERS AT THE MEETING	13
SHAREHOLDER PROPOSAL	13
ADDITIONAL INFORMATION	14
EXHIBIT A OUTSTANDING SHARES OF EACH FUND	A-1
EXHIBIT B FIVE PERCENT SHAREHOLDERS	B-1

PRELIMINARY COPY

SUBJECT TO COMPLETION, DATED SEPTEMBER 18, 2020

JOINT SPECIAL MEETING

OF

GOLDMAN SACHS TRUST

AND

GOLDMAN SACHS VARIABLE INSURANCE TRUST

71 South Wacker Drive

Chicago, Illinois 60606

JOINT PROXY STATEMENT

October [    ], 2020

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Boards of Trustees of the Goldman Sachs Trust (“GST”) and the Goldman Sachs Variable Insurance Trust (“GSVIT”) (collectively, the “Trusts”) for use at the Trusts’ Joint Special Meeting to be held virtually on January [8], 2021, at [10:00 a.m.] (Eastern time), or any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Joint Special Meeting. Such meeting and any postponement or adjournment thereof is referred to as the “Meeting.” This Joint Proxy Statement, the accompanying Notice of Joint Special Meeting, and the accompanying proxy card and voting instruction form (or, if applicable, the appropriate notice of where to access these materials) are being mailed to Shareholders on or about October [    ], 2020.

The Meeting will be a virtual meeting conducted exclusively via live webcast starting at [10:00 a.m.] (Eastern time). You will be able to attend the Meeting online, submit your questions during the Meeting and vote your shares electronically. To participate in the Meeting, Shareholders must register in advance by visiting https://www.viewproxy.com/goldmansachs/broadridgevsm/ and submitting the required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Fund’s proxy tabulator.

Shareholders whose shares are registered directly with a Fund in the Shareholder’s name will be asked to submit their name and control number found on the Shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the Shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 5:00 p.m., Eastern Time, on January [7], 2021, but in any event must be received by the scheduled time for commencement of the Meeting. Once Shareholders have obtained a new control number, they must visit https://www.viewproxy.com/goldmansachs/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting.

After Shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once a Shareholder’s registration request has been accepted, the Shareholder will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at https://www.viewproxy.com/goldmansachs/broadridgevsm/. Only Shareholders of a Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a Shareholder, at the Meeting.

In light of the rapidly changing developments related to coronavirus (COVID-19), we are pleased to offer our Shareholders a completely virtual Meeting, which provides worldwide access and communication, while protecting the health and safety of our Shareholders, Trustees and management. We are committed to ensuring that Shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We will try to answer as many Shareholder-submitted questions as time permits that comply with the Meeting rules of conduct. However, we reserve the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If substantially similar questions are received, we will group such questions together and provide a single response to avoid repetition.

This Joint Proxy Statement is also being furnished by certain life insurance companies (the “Life Companies”) to owners, annuitants or beneficiaries of variable life insurance and variable annuity contracts (“variable contracts”) issued by a Life Company and having contract assets on the record date allocated to a separate account of a Life Company that has invested in shares of the VIT Strategic Growth Fund (an “Account”).

The Trustees have fixed the close of business on October [12], 2020, as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting (the “Record Date”). Shareholders of record of the respective Trusts on the Record Date are entitled to one vote per share at the Meeting. Exhibit A to this Joint Proxy Statement sets forth the number of shares of beneficial interest of each Fund outstanding as of the Record Date. Exhibit B to this Joint Proxy Statement sets forth the persons who owned beneficially more than 5% of any class of the Funds as of August 27, 2020.

Goldman Sachs & Co. LLC, GSAM, the Life Companies and the Accounts are the only Shareholders of the VIT Strategic Growth Fund. Each Life Company hereby solicits and agrees to vote the shares of the VIT Strategic Growth Fund at the Meeting, and, as applicable, in accordance with timely instructions received from persons entitled to give voting instructions under variable contracts issued by it and having contract values allocated to one of its Accounts invested in shares of the VIT Strategic Growth Fund. As a variable contract owner of record at the close of business on the Record Date, you have the right to instruct the Life Company that issued your contract as to the manner in which shares of the VIT Strategic Growth Fund attributable to your contract should be voted. The Life Companies will vote shares attributable to variable contracts as to which proxy cards or voting instruction forms are neither executed nor returned in proportion (“for,” “against” or “abstain”) to those shares for which instructions are received. As a result, a small number of variable contract owners could determine the outcome of the vote if other owners fail to vote. GSAM will vote shares of the VIT Strategic Growth Fund that it owns, if any, in proportion to the votes cast by the Life Companies on behalf of variable contract owners.

The Trusts’ officers, and personnel of the Funds’ investment adviser and transfer agent and any authorized proxy solicitation agent, may also solicit proxies by telephone, facsimile, Internet or in person. If a Trust records votes through the Internet or by telephone, it will use procedures designed to authenticate Shareholders’ identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their identities have been properly recorded.

GSAM will pay the expenses associated with this Joint Proxy Statement and solicitation. The Trusts have engaged Broadridge Financial Solutions, Inc. (“Broadridge”), an independent proxy solicitation firm, to assist in the distribution of the proxy materials and the solicitation and tabulation of proxies. The cost of Broadridge’s services with respect to the Trusts is estimated to be approximately $370,000, plus reasonable out-of-pocket expenses.

To vote by mail, sign, date and promptly return the enclosed proxy card or voting instruction form in the accompanying postage pre-paid envelope. To vote by Internet or telephone, please use the control number on your proxy card or voting instruction form and follow the instructions as described on your proxy card or voting instruction form. If you have any questions regarding the proxy materials, please contact Broadridge at 833-934-2733. If the enclosed proxy card or voting instruction form is properly executed and received prior to the Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or voting instruction form or, if no instructions are marked on the returned proxy card or voting instruction form, the proxy card or voting instruction form will be voted “FOR” Proposal 1, and, voted in the discretion of the persons named as proxies, in connection with any other matter that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Any person giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Trusts at the Trusts’ principal executive offices a written notice of revocation or subsequently executed proxy or voting instruction form or by attending the virtual Meeting and voting during the webcast.

If (i) you are a member of a household in which multiple Shareholders of either Trust share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent to household material, then your broker or bank may have sent to your household only one copy of this Joint Proxy Statement, unless your broker or bank previously received contrary instructions from a Shareholder in your household. If you are part of a household that has received only one copy of this Joint Proxy Statement, your respective Trust will deliver promptly a separate copy of this Joint Proxy Statement to you upon written or oral request. To receive a separate copy of this Joint Proxy Statement please contact the Trusts by calling toll free 1-800-621-2550 (for institutional shareholders) or 1-800-526-7384 (for retail shareholders), or by mail at Goldman Sachs Funds, P.O. Box 06050, Chicago, Illinois 60606-6306. If your shares are held with certain banks, trust companies, brokers, registered investment advisers and other financial intermediaries (each, an “Authorized Institution”) and you would like to receive a separate copy of future proxy statements, notices of internet availability of proxy materials, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING TO BE HELD ON January [8], 2021

This Joint Proxy Statement is available online at www.proxyvote.com (please have the control number found on your proxy card or voting instruction form ready when you visit this website). IN ADDITION, COPIES OF EACH FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. COPIES OF EACH FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS, ARE ALSO AVAILABLE AT WWW.GSAMFUNDS.COM/MUTUALFUNDS AND WWW.GSAMFUNDS.COM/VITFUNDS, AS APPLICABLE. EACH TRUST WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST, WITHOUT CHARGE, AN ADDITIONAL COPY OF ANY FUND’S MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT TO SHAREHOLDERS. ANNUAL REPORTS AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED BY WRITING TO: GOLDMAN SACHS TRUST OR GOLDMAN SACHS VARIABLE INSURANCE TRUST, P.O. BOX 06050, CHICAGO, ILLINOIS 60606-6306; OR BY TELEPHONE TOLL-FREE AT: 1-800-621-2550 (FOR INSTITUTIONAL SHAREHOLDERS) AND 1-800-526-7384 (FOR RETAIL SHAREHOLDERS).

PROPOSAL 1

TO APPROVE A CHANGE TO EACH RESPECTIVE FUND’S SUB-CLASSIFICATION UNDER THE INVESTMENT COMPANY ACT OF 1940 FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” AND TO ELIMINATE ANY RELATED FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH FUND

The investment objectives of the Funds and principal means by which the Funds seek to achieve their investment objectives are set forth below:

Fund	Investment Objective	Principal Strategy

Goldman Sachs Concentrated Growth Fund	Long-term growth of capital.	Seeks to achieve its investment objective by investing, under normal circumstances, at least 90% of its total assets in equity investments selected for their potential to achieve capital appreciation over the long term.

Goldman Sachs Emerging Markets Equity Fund	Long term capital appreciation.	Seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in emerging country issuers.

Goldman Sachs Emerging Markets Equity Insights Fund	Long-term growth of capital.	Seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in a portfolio of equity investments in emerging country issuers.

Goldman Sachs ESG Emerging Markets Equity Fund	Long term capital appreciation.	Seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in emerging country issuers that the investment adviser believes adhere to the Fund’s environmental, social and governance (“ESG”) criteria.

Goldman Sachs Imprint Emerging Markets Opportunities Fund	Long term capital appreciation.	Seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in emerging country issuers.

Goldman Sachs Technology Opportunities Fund	Long-term growth of capital.	Seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity investments in technology companies.

Goldman Sachs Strategic Growth Fund	Long-term growth of capital.	Seeks to achieve its investment objective by investing, under normal circumstances, at least 90% of total assets in equity investments that Goldman Sachs Asset Management, L.P. (“GSAM”), the Fund’s investment adviser, considers to be positioned for long-term growth.

Goldman Sachs Variable Insurance Trust Strategic Growth Fund	Long-term growth of capital.	Seeks to achieve its investment objective by investing, under normal circumstances, at least 90% of total assets in equity investments that GSAM, the Fund’s investment adviser, considers to be positioned for long-term growth.

Each Fund is currently sub-classified as a “diversified” fund for purposes of Section 5(b)(1) of the 1940 Act. In addition, each Fund, other than the ESG Emerging Markets Equity Fund, is also subject to a related fundamental investment restriction which prohibits it from making any investment inconsistent with its classification as a diversified fund. The ESG Emerging Markets Equity Fund, although not explicitly subject to such a fundamental investment restriction, is nonetheless prohibited from investing in a manner inconsistent with its classification as a diversified fund. As a diversified fund, each Fund is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, each Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, with respect to 75% of its total assets, each Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to U.S. government securities, securities of other investment companies, cash and cash items (including receivables).

The Boards have approved a change to each Fund’s sub-classification under the 1940 Act to a “non-diversified” company and to eliminate any related fundamental investment restriction. This change is subject to the respective Shareholder approval of each Fund, with Shareholders of each respective Fund voting separately on a Fund-by-Fund basis. This investment restriction (which may only be changed with shareholder approval) provides that each applicable Fund, as a fundamental policy, may not “make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.” If approved by the respective Shareholders of each Fund, the Funds will no longer be subject to the diversification limitation discussed above.

Changing each Fund’s status to non-diversified would provide the Funds’ investment adviser, GSAM, with enhanced flexibility to invest a greater portion of each Fund’s assets in one or more issuers. The Concentrated Growth Fund, Strategic Growth Fund and VIT Strategic Growth Fund each seek to achieve their investment objective by investing, under normal circumstances, in issuers that have public stock market capitalizations similar to those of companies constituting the Russell 1000® Growth Index. The Emerging Markets Equity Insights Fund, Emerging Markets Equity Fund, ESG Emerging Markets Equity Fund, and Imprint Emerging Markets Opportunities Fund each seek to achieve their investment objective by investing, under normal circumstances, in issuers that have public stock market capitalizations similar to those of companies constituting the Morgan Stanley Capital International (“MSCI”) Emerging Markets Standard Index (Net, USD, Unhedged). The Technology Opportunities Fund seeks to achieve its investment objective by investing, under normal circumstances, in issuers that have public stock market capitalizations similar to those of companies constituting the NASDAQ Composite Total Return Index. Given the weightings of the largest holdings in the Funds’ respective benchmarks and the appreciation of the Funds’ largest holdings, the portfolio managers of each Fund believe that it is important to have this additional flexibility, and that they will be better able to execute each Fund’s investment strategy and other policies with this additional flexibility.

Shareholders should note that if the change in a Fund’s sub-classification to “non-diversified” is approved, that Fund may be subject to additional investment risks. This is because, as a non-diversified fund, that Fund would be permitted to invest a greater percentage of its assets in one or more issuers or in fewer issuers than diversified funds. Thus, that Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. Accordingly, if Proposal 1 is approved by the respective Shareholders of any Fund, that Fund could be subject to greater risk than it currently is subject to as a diversified fund. The change of each Fund’s sub-classification to “non-diversified” and the elimination of any related fundamental investment restriction was approved unanimously by the respective Board of the Funds, with adoption and implementation of the new policy conditioned upon the respective Shareholder approval of each Fund.

It should be noted that, although the respective Funds would no longer be subject to the 1940 Act diversification restrictions if the respective Shareholders of each Fund, voting separately on a Fund-by-Fund basis, approve the proposal at the Meeting, each Fund intends to continue to comply with Federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986 (the “IRC”). For purposes of the IRC, each Fund operates as a “regulated investment company.” Under the IRC, each Fund must diversify its holdings so that, in general, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships. These Federal tax diversification requirements, or the Funds’ determination to comply with them, may change in the future without shareholder approval.

Shareholders should note that if the change in a Fund’s sub-classification to “non-diversified” is not approved, that Fund will remain “diversified” and remain subject to any related fundamental investment restriction. Shareholders of each respective Fund will be voting separately on a Fund-by-Fund basis. If one Fund’s Shareholders do not approve Proposal 1, that will not impact any other Fund whose Shareholders approve Proposal 1 for that Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSAL 1.

PROPOSAL 2

TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF

The management of the Trusts does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the person or persons acting thereunder.

VOTE REQUIRED FOR APPROVAL OF MATTERS AT THE MEETING

A quorum for the transaction of business at the Meeting is established by the presence, in person or by proxy, of holders representing one-third of the votes entitled to be cast at the Meeting by each Fund individually, but any lesser number will be sufficient for adjournments. Each Fund must independently establish a quorum to transact business at the Meeting concerning that Fund. Proposal 1 will be voted upon by the respective Shareholders of each Fund. The adoption of Proposal 1 requires an affirmative vote of the lesser of: (i) 67% or more of the voting securities of each Fund that are present at the meeting or represented by proxy, if holders of shares representing more than 50% of the outstanding voting securities of each Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of each Fund (a “1940 Act Majority”).

If a proxy card is properly executed and returned accompanied by instructions to withhold authority (an abstention), the shares represented thereby will be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as a vote in favor of Proposal 1. Accordingly, abstentions effectively will be a vote against Proposal 1, for which the required vote is a 1940 Act Majority. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the Proposal. However, because Proposal 1 is considered non-routine, broker non-votes are inapplicable to this solicitation and will have no impact on establishing quorum or the votes cast for or against Proposal 1.

With respect to GSVIT, Life Companies that use shares of the VIT Strategic Growth Fund as funding media for its variable contracts will vote shares of the Fund held by its Accounts in accordance with the instructions received from variable contract holders. The Life Companies will also vote shares attributable to variable contracts as to which proxy cards or voting instruction forms are neither executed nor returned in proportion (“for,” “against” or “abstain”) to those shares for which instructions are received, even in instances where a broker would be prevented from exercising discretion. As a result, a small number of variable contract holders could determine the outcome of the vote if other variable contract holders fail to vote. A Life Company whose separate account invests in the VIT Strategic Growth Fund will vote shares held by its general account and its subsidiaries in the same proportion as other votes cast by its Accounts in the aggregate.

In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy for any Fund, or if a quorum is present but sufficient votes in favor of a Proposal have not been received for any Fund, the Meeting may be adjourned for that Fund to a later date by the chair of the Meeting or by a vote of Shareholders of that Fund to permit further solicitation of proxies with respect to a Proposal for that Fund. In the event of a Shareholder vote on adjournment for any Fund, any such adjournment will require the affirmative vote of a majority of the votes cast for that Fund, and the persons named as proxies will vote those proxies which they are entitled to vote in favor of any such Proposal in favor of such an adjournment, and will vote those proxies required to be voted against any such Proposal against any such adjournment. The chair of the Meeting may adjourn the Meeting for any Fund whether or not a quorum is present. A Shareholder vote may be taken on a Proposal in this Joint Proxy Statement prior to such adjournment if sufficient votes for its approval have been received. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal. Subject to the foregoing, the Meeting may be adjourned and re-adjourned for one or more Funds without further notice to Shareholders or variable contract owners.

SHAREHOLDER PROPOSALS

Each Trust is not required and does not intend to hold a meeting of Shareholders each year. Instead, meetings will be held only when and if required by law or as otherwise determined by the respective Board. Any Shareholder desiring to present a proposal for consideration at the next meeting of Shareholders of their respective Fund must submit the proposal in writing, so that it is received by the appropriate Fund within a reasonable time before any meeting. The proposals should be sent to each respective Trust at its address stated on the first page of this Joint Proxy Statement.

ADDITIONAL INFORMATION

Investment Adviser/Administrator

Goldman Sachs Asset Management, L.P.

200 West Street

New York, New York 10282

Distributor

Goldman Sachs & Co. LLC

200 West Street

New York, NY10282

October [    ], 2020

Shareholders and variable contract owners who do not expect to be present at the Meeting and who wish to have their shares voted are requested to vote by mail, Internet or telephone. If you choose to vote by mail, please sign and date the enclosed proxy card or voting instruction form and return it in the enclosed envelope. No postage is required if mailed in the United States. If you choose to vote by Internet or telephone, please use the control number on the proxy card or voting instruction form and follow the instructions on the proxy card or voting instruction form. If you have any questions regarding the proxy materials please contact Broadridge at 833-934-2733.

EXHIBIT A

OUTSTANDING SHARES OF EACH FUND

Each Fund’s Shares outstanding as of October [12], 2020 (the Record Date) is set forth in the table below.

Fund	Outstanding Shares
Goldman Sachs Concentrated Growth Fund	[	]
Goldman Sachs Emerging Markets Equity Fund	[	]
Goldman Sachs Emerging Markets Equity Insights Fund	[	]
Goldman Sachs ESG Emerging Markets Equity Fund	[	]
Goldman Sachs Imprint Emerging Markets Opportunities Fund	[	]
Goldman Sachs Technology Opportunities Fund	[	]
Goldman Sachs Strategic Growth Fund	[	]
Goldman Sachs Variable Insurance Trust Strategic Growth Fund	[	]

A-1

EXHIBIT B

FIVE PERCENT SHAREHOLDERS

As of August 27, 2020, the following persons or entities owned beneficially or of record more than 5% of the outstanding shares, as applicable, of any class of each Fund:

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class
Goldman Sachs Concentrated Growth Fund Class A Shares	Edward D Jones & Co, FBO Customers, 12555 Manchester Rd, Saint Louis, MO 63131-3710	74,331	18.29%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team, SEC #97PS0 Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl, Jacksonville, FL 32246-6484	49,558	12.19%

	Wells Fargo Clearing Services LLC, Special Custody Acct. FEBO Customers, 2801 Market St, Saint Louis, MO 63103-2523	48,150	11.85%

	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	47,387	11.66%

	National Financial Services LLC, FEBO Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-1995	27,784	6.84%

	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr, San Diego, CA 92121-3091	24,827	6.11%

	Morgan Stanley Smith Barney LLC, FEBO Customers, 1 New York Plz Fl 12, New York, NY 10004-1932	23,970	5.90%

Class C Shares	Wells Fargo Clearing Services LLC, Special Custody Acct. FEBO Customers, 2801 Market St, Saint Louis, MO 63103-2523	22,930	34.55%

	Stifel, Nicolaus & Co, FEBO Customers, 501 N Broadway, Saint Louis, MO 63102-2188	8,661	13.05%

	Pershing LLC, 1 Pershing Plz, Jersey City, NJ 07303-2052	8,469	12.76%

	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	7,680	11.57%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team, SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl, Jacksonville, FL 32246-6484	6,726	10.13%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr, San Diego, CA 92121-3091	4,915	7.41%

Institutional Shares	National Financial Services LLC, FEBO Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-1995	196,705	35.67%

	Wells Fargo Clearing Services LLC, FBO Customers, 2801 Market St, Saint Louis, MO 63103-2523	96,208	17.45%

	Morgan Stanley Smith Barney LLC, FEBO Customers, 1 New York Plz Fl 12, New York, NY 10004-1932	76,951	13.95%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	66,903	12.13%

	Wells Fargo Clearing Services LLC, Special Custody Acct. FEBO Customers, 2801 Market St, Saint Louis, MO 63103-2523	28,486	5.17%

Investor Shares	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	5,782	71.63%

	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Bangalore 560071 India	1,488	18.43%

	TD Ameritrade Inc, FEBO Clients, P.O. Box 2226, Omaha, NE 68103-2226	558	6.91%

Class P Shares	Goldman Sachs & Co., C/O Mutual Funds Operations, 222 S. Main St., Salt Lake City, UT 84101-2199	6,297,602	97.54%

Class R Shares	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Bangalore 560071 India	1,502	100.00%

Class R6 Shares	Edward D Jones & Co, FBO Customers, 12555 Manchester Rd, Saint Louis, MO 63131-3710	23,515	72.56%

	Pai Trust Company Inc., Smith Communication Partners, Inc., 1300 Enterprise Dr, De Pere, WI 54115-4934	8,030	24.78%

Goldman Sachs Emerging Markets Equity Fund Class A Shares	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	3,584,807	33.08%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	3,345,418	30.87%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Morgan Stanley Smith Barney LLC, FEBO Customers, 1 New York Plz Fl 12, New York, NY 10004-1932	559,889	5.17%

	Edward D Jones & Co, FBO Customers, 12555 Manchester Rd, Saint Louis, MO 63131-3710	553,585	5.11%

Class C Shares	Wells Fargo Clearing Services LLC, Special Custody Acct. FEBO Customers, 2801 Market St, Saint Louis, MO 63103-2523	303,007	26.18%

	Morgan Stanley Smith Barney LLC, FEBO Customers, 1 New York Plz Fl 12, New York, NY 10004-1932	234,343	20.25%

	American Enterprise Investment Services, FBO, 707 2nd Ave S, Minneapolis, MN 55402-2405	109,986	9.50%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team, SEC #97TE1Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl, Jacksonville, FL 32246-6484	102,756	8.88%

	UBS Wealth Management USA, Omni Account M/F Special Custody Account FBO Customer USBFSI, 1000 Harbor Blvd, Weehawken, NJ 07086-6761	63,050	5.45%

	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	60,820	5.25%

Institutional Shares	National Financial Services LLC, FEBO Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-1995	26,512,765	45.92%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team, SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl, Jacksonville, FL 32246-6484	6,554,900	11.35%

	Morgan Stanley Smith Barney LLC, FEBO Customers, 1 New York Plz Fl 12, New York, NY 10004-1932	4,719,622	8.17%

	Wells Fargo Clearing Services LLC, Special Custody Acct. FEBO Customers, 2801 Market St, Saint Louis, MO 63103-2523	4,032,626	6.98%

Service Shares	UMB Bank NA Cust, FBO Security Financial Resources 1 SW Security Benefit PL, Topeka, KS 66636-1000	746,288	64.11%

	UMB Bank NA Cust, FBO Security Financial Resources 1 SW Security Benefit PL, Topeka, KS 66636-1000	238,397	20.48%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Security Benefit Life Insurance Co, SBL Variable Annuity Acct, 1 SW Security Benefit Pl, Topeka, KS 66636-1000	128,645	11.05%

Investor Shares	American Enterprise Investment Services, FBO, 707 2nd Ave S, Minneapolis, MN 55402-2405	2,809,466	48.36%

	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr, San Diego, CA 92121-3091	1,578,292	27.17%

	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	1,321,045	22.74%

Class R6 Shares	State Street Bank and Trust, Trustee/Cust, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	408,930	45.20%

	Edward D Jones & Co, FBO Customers, 12555 Manchester Rd, Saint Louis, MO 63131-3710	254,545	28.14%

	FIIOC, FBO Exact Sciences Co., 100 Magellan Way (KWIC), Covington, KY 41015-1987	89,718	9.92%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team, SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl, Jacksonville, FL 32246-6484	64,283	7.11%

Goldman Sachs Emerging Markets Equity Insights Fund Class A Shares	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	1,205,524	22.78%

	State Street Bank and Trust, Trustee/Cust, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	878,602	16.60%

	UMB Bank NA Cust, FBO Security Financial Resources 1 SW Security Benefit PL, Topeka, KS 66636-1000	682,498	12.90%

	National Financial Services LLC, FEBO Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-1995	410,761	7.76%

	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052	271,506	5.13%

Class C Shares	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052	135,829	20.80%

	American Enterprise Investment Services, FBO, 707 2nd Ave S, Minneapolis, MN 55402-2405	123,273	18.88%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Wells Fargo Clearing Services LLC, Special Custody Acct. FEBO Customers, 2801 Market St, Saint Louis, MO 63103-2523	104,271	15.97%

	Stifel, Nicolaus & Co, FEBO Customers, 501 N Broadway, Saint Louis, MO 63102-2188	87,351	13.38%

	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr, San Diego, CA 92121-3091	64,450	9.87%

	Morgan Stanley Smith Barney LLC, FEBO Customers, 1 New York Plz Fl 12, New York, NY 10004-1932	44,333	6.79%

	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	42,795	6.55%

Institutional Shares	National Financial Services LLC, FEBO Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-1995	24,154,900	25.08%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	19,743,247	20.50%

	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052	19,039,172	19.77%

Investor Shares	American Enterprise Investment Services, FBO, 707 2nd Ave S, Minneapolis, MN 55402-2405	4,410,685	24.54%

	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	2,219,760	12.35%

	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr, San Diego, CA 92121-3091	1,598,819	8.89%

Class P Shares	Goldman Sachs & Co., C/O Mutual Funds Operations, 222 S. Main St., Salt Lake City, UT 84101-2199	10,816,525	99.96%

Class R Shares	State Street Bank and Trust, Trustee/Cust, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	1,917,386	64.98%

Class R6 Shares	JPMorgan Chase Bank Na Cust, Goldman Sachs Tax Advantaged Global Equity Portfolio, Structured Emerging Markets Equity, 1 Beacon St Fl 18, Boston, MA 02108-3107	14,714,322	33.15%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	State Street Bank and Trust, Trustee/Cust, GS Trust Growth & Income Structured Emerging Markets Equity Fund, 2 Avenue De Lafayette Fl 6, Boston, MA 02111-1888	4,507,550	10.16%

	State Street Bank and Trust, Trustee/Cust, GS Growth Strategy Omnibus A/C, GS Emerging Markets Equity Insights Fund, 2 Avenue De Lafayette Fl 6, Boston, MA 02111-1888	4,411,004	9.94%

	State Street Bank and Trust, Trustee/Cust, GS Dynamic Global Equity Fund, 2 Avenue De Lafayette Fl 6, Boston, MA 02111-1888	2,645,142	5.96%

	JPMorgan Chase Bank Na Cust, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Structured Emerging Markets Equity, 1 Beacon St Fl 18, Boston, MA 02108-3107	2,527,120	5.69%

Goldman Sachs ESG Emerging Markets Equity Fund Class A Shares	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Bangalore 560071 India	5,039	63.95%

	TD Ameritrade Clearing Inc, FEBO Clients, P.O. Box 2226, Omaha, NE 68103-2226	1,654	20.99%

	JPMorgan Clearing Corp, Omnibus Account FBO Customers, 3 Chase Metrotech Center, 3rd Floor Mutual Fund Department, Brooklyn, NY 11245-0005	1,186	15.05%

Class C Shares	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Bangalore 560071 India	5,000	100.00%

Institutional Shares	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Bangalore 560071 India	684,267	94.29%

	National Financial Services LLC, FEBO Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-1995	41,451	5.71%

Investor Shares	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Bangalore 560071 India	5,058	100.00%

Class P Shares	Goldman Sachs & Co., C/O Mutual Funds Operations, 295 Chipeta Way, Salt Lake City, UT 84108-1285	1,230	57.21%

	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Bangalore 560071 India	920	42.79%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

Class R Shares	Matrix Trust Company Cust, FBO Mundelein Elementary, 403 717 17th St, Suite 1300, Denver, CO 80202-3304	11,122	52.81%

	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Bangalore 560071 India	5,032	23.89%

	Matrix Trust Company Cust, FBO Mundelein Elementary, 403 717 17th St, Suite 1300, Denver, CO 80202-3304	3,764	17.87

	Matrix Trust Company Cust, FBO Mundelein Elementary, 403 717 17th St, Suite 1300, Denver, CO 80202-3304	1,073	5.10%

Class R6 Shares	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Bangalore 560071 India	5,070	92.98%

	Ascensus Trust Company, FBO Metro Koring & Supply 401(K), Plan P.O. Box 10758, Fargo, ND 58106-0758	383	7.02%

Goldman Sachs Imprint Emerging Markets Opportunities Fund Class A Shares	TD Ameritrade Inc, FEBO Clients, P.O. Box 2226, Omaha, NE 68103-2226	157,515	41.07%

	American Enterprise Investment Services, FBO, 707 2nd Ave S, Minneapolis, MN 55402-2405	62,777	16.37%

	National Financial Services LLC, FEBO Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-1995	36,131	9.42%

	Morgan Stanley Smith Barney LLC, FEBO Customers, 1 New York Plz Fl 12, New York, NY 10004-1932	30,046	7.83%

Class C Shares	American Enterprise Investment Services, FBO, 707 2nd Ave S, Minneapolis, MN 55402-2405	38,268	35.35%

	UBS Wealth Management USA, Omni Account M/F Special Custody Account FBO Customer USBFSI, 1000 Harbor Blvd, Weehawken, NJ 07086-6761	18,682	17.26%

	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052	12,055	11.14%

	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr, San Diego, CA 92121-3091	10,150	9.38%

	Wells Fargo Clearing Services LLC, Special Custody Acct. FEBO Customers, 2801 Market St, Saint Louis, MO 63103-2523	8,899	8.22%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	National Financial Services LLC, FEBO Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-1995	5,514	5.09%

Investor Shares	American Enterprise Investment Services, FBO, 707 2nd Ave S, Minneapolis, MN 55402-2405	63,228	53.07%

	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	29,828	25.04%

	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr, San Diego, CA 92121-3091	21,241	17.83%

Institutional Shares	National Financial Services LLC, FEBO Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-1995	177,015	42.07%

	Charles Schwab & Co., Inc., FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	157,369	37.40%

	Wells Fargo Clearing Services LLC, Special Custody Acct. FEBO Customers, 2801 Market St, Saint Louis, MO 63103-2523	24,211	5.75%

Class R6 Shares	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Bangalore 560071 India	1,024	100%

Class P Shares	Goldman Sachs & Co., FBO Omnibus 6600, 222 S. Main St., Salt Lake City, UT 84101-2199	1,521,247	99.93%

Goldman Sachs Technology Opportunities Fund Class A Shares	National Financial Services LLC, FEBO Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-1995	2,378,904	16.46%

	TD Ameritrade Clearing Inc, FEBO Clients, P.O. Box 2226, Omaha, NE 68103-2226	1,366,592	9.46%

	Wells Fargo Clearing Services LLC, Special Custody Acct. FEBO Customers, 2801 Market St, Saint Louis, MO 63103-2523	1,325,356	9.17%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team, SEC #9EH17 Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl, Jacksonville, FL 32246-6484	979,551	6.78%

	American Enterprise Investment Services, FBO, 707 2nd Ave S, Minneapolis, MN 55402-2405	804,946	5.57%

Class C Shares	Wells Fargo Clearing Services LLC, Special Custody Acct. FEBO Customers, 2801 Market St, Saint Louis, MO 63103-2523	286,573	20.84%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	National Financial Services LLC, FEBO Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-1995	150,552	10.95%

	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052	123,201	8.96%

	American Enterprise Investment Services, FBO, 707 2nd Ave S, Minneapolis, MN 55402-2405	118,907	8.65%

	UBS Wealth Management USA, Omni Account M/F Special Custody Account FBO Customer USBFSI, 1000 Harbor Blvd, Weehawken, NJ 07086-6761	88,118	6.41%

	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr, San Diego, CA 92121-3091	83,370	6.06%

Investor Shares	American Enterprise Investment Services, FBO, 707 2nd Ave S, Minneapolis, MN 55402-2405	940,920	65.81%

	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	218,332	15.27%

	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr, San Diego, CA 92121-3091	213,218	14.91%

Institutional Shares	National Financial Services LLC, FEBO Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-1995	1,428,276	31.60%

	Charles Schwab & Co., Inc., FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	588,034	13.01%

	Wells Fargo Clearing Services LLC, Special Custody Acct. FEBO Customers, 2801 Market St, Saint Louis, MO 63103-2523	378,364	8.37%

	American United Life Insurance Co., FBO Group Retirement Account, PO Box 368, Indianapolis, IN 46206-0368	290,763	6.43%

Service Shares	Great-West Trust Company LLC, 8515 E. Orchard Road, Greenwood Village, CO 80111-5002	1,027,161	71.96%

	Wilmington Trust Retirement & Institutional Services Co., IRA Omnibus Account, 777 North Capitol Street, NE, Washington DC 20002-4239	248,447	17.40%

	American United Life Insurance Co., FBO Group Retirement Account, PO Box 368, Indianapolis, IN 46206-0368	90,329	6.33%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

Class R6 Shares	National Financial Services LLC, FEBO Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-1995	29,395	76.49%

	Great-West Trust Company LLC, 8515 E. Orchard Road, Greenwood Village, CO 80111-5002	5,948	15.48%

	Matrix Trust Company, FBO 401(k) Plan, 717 17th Street, Suite 1300, Denver CO 80202-3304	2,519	6.56%

Class P Shares	Goldman Sachs & Co., FBO Omnibus 6600, 222 S. Main St., Salt Lake City, UT 84101-2199	1,779,544	98.46%

Goldman Sachs Strategic Growth Fund Class A Shares	Edward D Jones & Co, FBO Customers, 12555 Manchester Rd, Saint Louis, MO 63131-3710	569,806	17.45%

	Morgan Stanley Smith Barney LLC, FEBO Customers, 1 New York Plz Fl 12, New York, NY 10004-1932	437,335	13.39%

	FIIOC, Kern Augustine Conroy & Schoppmann, FBO PC 401(K) PS PLAN 100 Magellan Way (KWIC), Covington, KY 41015-1987	263,666	8.97%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team, SEC #97PR7 Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl, Jacksonville, FL 32246-6484	225,494	6.91%

	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052	224,947	6.89%

	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	217,883	6.67%

	Wells Fargo Clearing Services LLC, Special Custody Acct. FEBO Customers, 2801 Market St, Saint Louis, MO 63103-2523	201,801	6.18%

	National Financial Services LLC, FEBO Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-1995	172,290	5.28%

Class C Shares	American Enterprise Investment Services, FBO, 707 2nd Ave S, Minneapolis, MN 55402-2405	163,605	24.00%

	Morgan Stanley Smith Barney LLC, FEBO Customers, 1 New York Plz Fl 12, New York, NY 10004-1932	93,180	13.67%

	Wells Fargo Clearing Services LLC, Special Custody Acct. FEBO Customers, 2801 Market St, Saint Louis, MO 63103-2523	80,626	11.83%

	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr, San Diego, CA 92121-3091	54,032	7.93%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	39,048	5.73%

	RBC Capital Markets LLC, Mutual Fund Omnibus Processing, Attn: Mutual Fund Ops Manager, 60 S 6th St Ste 700 # P08, Minneapolis, MN 55402-4413	37,551	5.51%

Institutional Shares	Morgan Stanley Smith Barney LLC, FEBO Customers, 1 New York Plz Fl 12, New York, NY 10004-1932	3,213,390	68.37%

	Wells Fargo Clearing Services LLC, Special Custody Acct. FEBO Customers, 2801 Market St, Saint Louis, MO 63103-2523	348,952	7.42%

	UBS Wealth Management USA, Omni Account M/F Special Custody Account FBO Customer USBFSI, 1000 Harbor Blvd, Weehawken, NJ 07086-6761	258,244	5.49%

	National Financial Services LLC, FEBO Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-1995	250,750	5.34%

Service Shares	Lincoln Financial Group Trust Co., FBO Traditional IRA Plans, 1 Granite Pl., Concord, NH 03301-3271	14,782	32.14%

	Lincoln Financial Group Trust Co., FBO Rollover IRA Plans, 1 Granite Pl., Concord, NH 03301-3271	13,661	29.71%

	Lincoln Financial Group Trust Co., FBO Rollover Social Security IRA Plans, 1 Granite Pl., Concord, NH 03301-3271	4,496	9.78%

	Lincoln Financial Group Trust Co., FBO Traditional Social Security IRA Plans, 1 Granite Pl., Concord, NH 03301-3271	3,930	8.55%

Class R Shares	State Street Bank and Trust, Trustee/Cust, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	4,752	77.11%

	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Bangalore 560071 India	1,393	22.60%

Investor Shares	American Enterprise Investment Services, FBO, 707 2nd Ave S, Minneapolis, MN 55402-2405	139,754	66.71%

	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	49,257	23.51%

Class R6 Shares	Edward D Jones & Co, FBO Customers, 12555 Manchester Rd, Saint Louis, MO 63131-3710	21,778	57.16%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team, SEC #97PR7 Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl, Jacksonville, FL 32246-6484	14,377	37.74%

Class P Shares	Goldman Sachs & Co., FBO Omnibus 6600, 222 S. Main St., Salt Lake City, UT 84101-2199	6,120,296	99.84%

Goldman Sachs Variable Insurance Trust Strategic Growth Fund Institutional Shares	Protective Life Insurance Co., Protective Variable Annuity Separate Account, Attn: Annuity Operational Accounting, 2801 Highway 280 S., Birmingham, AL 35223-2479	3,485,278	33.91%

	Farmers New World Life Insurance Co., 3120 139th Avenue SE, Suite 300, Bellevue, WA 98005-4491	1,688,465	16.43%

	The Ohio National Life Insurance Co., FBO its Separate Accounts, One Financial Way, Cincinnati, OH 45242-5800	907,298	8.83%

	The Lincoln National Life Insurance Company, 1300 S Clinton Street, Fort Wayne, IN 46802-3506	887,497	8.64%

	Mass Mutual Life Insurance, Attn: RS Fund Operations, 1295 State St., MIP C105, Springfield, MA 01111-0001	713,018	6.94%

	MetLife Investors Insurance Co., MetLife Insurance Company of Connecticut, Attn: Shareholder Accounting, P.O. Box 990027, Hartford, CT 06199-0027	544,008	5.29%

Service Shares	Protective Life Insurance Co., Protective Variable Annuity Separate Account, Attn: Annuity Operational Accounting, 2801 Highway 280 S., Birmingham, AL 35223-2479	13,036,537	76.87%

	The Ohio National Life Insurance Co., FBO its Separate Accounts, One Financial Way, Cincinnati, OH 45242-5800	1,930,342	11.38%

	First Allmerica Financial Life Insurance Company, Attn: Separate Account, 440 Lincoln St., Worcester, MA 01653-0002	1,108,895	5.54%

*

The entities set forth in this column are the shareholders of record and may be deemed to be the beneficial owners of certain of the shares listed for certain purposes under the securities laws. However, these entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

[Form of Proxy]

GOLDMAN SACHS TRUST

GOLDMAN SACHS VARIABLE INSURANCE TRUST

71 SOUTH WACKER DRIVE

SUITE 1200

CHICAGO, IL 60606

To vote by Internet

1)  Read the Joint Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com or scan the QR Barcode above.

3)  Follow the instructions provided on the website.

4)  To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://www.viewproxy.com/goldmansachs/broadridgevsm/.

To vote by Telephone

1)  Read the Joint Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903.

3)  Follow the instructions.

To vote by Mail

1)  Read the Joint Proxy Statement.

2)  Check the appropriate box on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<MXXXXX>-x#####                     KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED DETACH AND RETURN THIS PORTION ONLY

	For	Against	Abstain
The Boards of Trustees unanimously recommend you vote FOR the following proposal:

1.  To approve a change to each respective Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate any related fundamental investment restriction for each respective Fund.

	☐	☐	☐

2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting to be held on January [8], 2021:

The Joint Proxy Statement is available online at

www.proxyvote.com.

<MXXXXX>-X#####

GOLDMAN SACHS TRUST

GOLDMAN SACHS VARIABLE INSURANCE TRUST

THIS PROXY IS

SOLICITED ON BEHALF

OF THE BOARDS OF

TRUSTEES

The undersigned shareholder of the Fund(s) hereby appoints Caroline Kraus, Secretary of the Trusts, and Joseph F. DiMaria, Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Trusts, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund(s) standing in the name of the undersigned at the close of business on October [12], 2020, at a Joint Special Meeting to be held virtually on January [8], 2021, at the following website: https://www.viewproxy.com/goldmansachs/broadridgevsm/, and at any postponement or adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Joint Proxy Statement for the Joint Special Meeting.

THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE PROXY CARD WILL BE VOTED “FOR” PROPOSAL 1. THE PROXIES ARE ALSO AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE JOINT SPECIAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS.

PLEASE SIGN AND DATE

ON THE REVERSE SIDE